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                                                                     EXHIBIT 3.2

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MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU
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(FOR BUREAU USE ONLY)                                 Date Received
                                                        APR 15 1996

                                FILED
                             APR 15 1996
                            Administrator
                   MICHIGAN DEPARTMENT OF COMMERCE
                   Corporation & Securities Bureau


EFFECTIVE DATE:
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CORPORATION IDENTIFICATION NUMBER   _  _  _  -  _  _  _
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                            ARTICLES OF ORGANIZATION
                For Use By Domestic Limited Liability Companies

     Pursuant to the provisions of Act 23, Public Acts of 1993, the undersigned execute the following Articles:

                                   ARTICLE I

     The name of the limited liability company is KEY PLASTICS INTERNATIONAL L.L.C.

                                   ARTICLE II

     The purpose or purposes for which the limited liability company is formed is to engage in any activity within the purposes for which a limited liability company may be formed under the Limited Liability Company Act of Michigan.

                                  ARTICLE III

     The duration of the limited liability company is December 31, 2025.

                                   ARTICLE IV

     The address of the registered office and the mailing address are 21333 Haggerty Road, Suite 200, Novi, Michigan 48375. The name of the resident agent at the registered office is David C. Benoit.




SEAL APPEARS ONLY ON ORIGINAL

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                                   ARTICLE V

     The limited liability company shall be managed by a manager and shall not managed by its members.

     The undersigned are two of the members of the limited liability company and they signed these Articles on April __, 1996.

                                       David C. Benoit
                                       -----------------------------------------
                                       David C. Benoit, Member


                                       Joel Tauber
                                       -----------------------------------------
                                       Joel Tauber, Member





SEAL APPEARS ONLY ON ORIGINAL
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These Articles were prepared by,
and when filed please return to:

Thomas B. Spillane, Jr.
Dykema Gossett PLLC
1577 North Woodward
Suite 300
Bloomfield Hills, MI 48304
(810) 540-0754

Name of Person or Organization Remitting Fees:

Dykema Gossett PLLC

AAM/2992






SEAL APPEARS ONLY ON ORIGINAL

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      MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU

Date Received                                   (FOR BUREAU USE ONLY)
APR 26 1996
                                                        FILED
                                                     APR 26 1996
                                                    Administrator
                                             MICHIGAN DEPARTMENT OF COMMERCE
                                             Corporation & Securities Bureau
Name
Mark C. Larson, Esq.
Address
DYKEMA GOSSETT
400 Renaissance Center
City      State      Zip Code
Detroit,  MI         48243                      EFFECTIVE DATE:
DOCUMENT WILL BE RETURNED TO THE NAME
    AND ADDRESS YOU ENTER ABOVE


            CERTIFICATE OF AMENDMENT TO THE ARTICLES OF ORGANIZATION
                     FOR USE BY LIMITED LIABILITY COMPANIES
           (Please read information and instructions on reverse side)

     Pursuant to the provisions of Act 23, Public Acts of 1993, the undersigned limited liability company executes the following Certificate of Amendment:

1. The present name of the limited liability company is:
   Key Plastics International L.L.C.

2. The identification number assigned by the Bureau is: BO3-936

3. The date of filing of its original articles of organization was:
   April 15, 1996

4. The location of its registered office is:

   21333 Haggerty Road, Suite 200, Novi, Michigan 48375
   (Street Address)                (City)         (Zip Code)


5. Article V of the Articles of Organization is hereby amended to read as follows:

         The limited liability company shall be managed by its members.

The foregoing amendment to the Articles of Organization was duly adopted on the 25 day of April, 1996 as required by Section 502 of the Act by at least a majority vote of the members or by such other vote as required by the articles of organization or the operating agreement.

        Signed this 25th day of April, 1996

        By David C. Benoit
           ---------------------------------------------
                    (Signature)
            David C. Benoit              Manager
           ---------------------------------------------
           (Type or Print Name)    (Type or Print Title)
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                         NAME OF PERSON OR ORGANIZATION
                                 REMITTING FEES

                                 Dykema Gossett
                     -------------------------------------

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                          Preparer's Name and Business
                                Telephone Number

                              Mark C. Larson, Esq.
                     -------------------------------------
                                 (313) 568-6790
                     -------------------------------------


                          INFORMATION AND INSTRUCTIONS

 1. The amendment cannot be filed until this form, or a comparable document, is submitted.

 2. Submit one original of this document. Upon filing, the document will be added to the records of the Corporation and Securities Bureau. The original will be returned to the address you enter in the box on the front as evidence of filing.

     Since this document will be maintained on optical disc media, it is important that the filing be legible. Documents with poor black and white contrast, or otherwise illegible, will be rejected.

 3. This document is to be used pursuant to the provisions of section 603 of the Act for the purpose of amending the articles of organization of a domestic limited liability company. Do not use this form for restated articles.

 4.  Item 2 - Enter the identification number assigned by the Bureau.

 5. Item 4 - The article being amended must be set forth in its entirety. However, if the article being amended is divided into separately identifiable sections, only the sections being amended need be included.

 6. This document is effective on the date endorsed "Filed" by the Bureau. A later effective date, no more than 90 days after the date of delivery, may be stated as an additional article.

 7. The amendment must be signed in ink by a manager if management is vested in one or more managers. Otherwise, the signature of at least one member is required.

 8. If more space is needed, attach additional pages. All pages should be numbered.

 9. FEES: Make remittance payable to the State of Michigan. Include limited liability company name and number on check or money order. NONREFUNDABLE FILING FEE $25.00

10.  Mail form and fee to:                     The office is located at:

        Michigan Department of Commerce            6546 Mercantile Way
        Corporation and Securities Bureau          Lansing, MI 48910
        Corporation Division                       (517) 334-6302
        P.O. Box 30054
        Lansing, MI 48909-7554